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                                                                  EXHIBIT 10.5.3

                              SEVENTH AMENDMENT TO

                              EMPLOYMENT AGREEMENT


        This Seventh Amendment to Employment Agreement (the "Seventh Amendment") is made and entered into as of August 9, 1999, by and between KENNEDY-WILSON, INC., a Delaware corporation, with its principal office located in Beverly Hills, California (the "Company"), and WILLIAM J. McMORROW, an individual ("Employee").

                                    RECITALS

        WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of August 14, 1992, as amended January 1, 1993, January 1, 1994, March 31, 1995, January 1, 1996, May 19, 1997, August 20, 1998 providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

        WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Term, Salary and Bonus Plan.

                             AMENDMENT TO AGREEMENT

        NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of August 9, 1999 as follows:

        1. The Term of the Agreement is extended until December 31, 2000. Therefore, Section 2(a) of the Employment Agreement is amended such that the termination date of "December 31, 1999" is deleted and the termination date of "December 31, 2000" is inserted in lieu thereof.

        2. Section 4(ii) the annual bonus is amended such that the existing bonus cap at $25MM for 1998 and $35MM for 1999 is deleted and the following bonus cap is inserted in lieu thereof:

                      2000 Bonus: 20% of profits of $3MM to $35MM

                Bonus calculations are to be based on Company profit; pre-tax, pre-bonus paid to all other employees, pre-reserves and pre-Company contributions to the Deferred Compensation Plan.


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        Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.


        IN WITNESS WHEREOF, the undersigned have executed this Seventh Amendment as of the date first above written.


KENNEDY-WILSON, INC.                        ATTEST:
a Delaware corporation


/s/ JAMES C. OZELLO                         /s/ KENT Y. MOUTON
-----------------------------               ------------------------------------
James C. Ozello, Acting Secretary           Kent Y. Mouton
Compensation/Stock Option Committee         Chairman, Compensation/Stock
                                            Option Committee


ACCEPTED FOR THE
BOARD OF DIRECTORS


/s/ WILLIAM J. MCMORROW                     /s/ FREEMAN LYLE
-----------------------------               ------------------------------------
William J. McMorrow, Chairman               Freeman Lyle
                                            Executive Vice President and
                                            Chief Financial Office